UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 10, 2023

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On August 10, 2023, Archer Aviation Inc. (“Archer” or the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) an aggregate of 26,173,286 shares (the “Private Placement Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $5.54 per share (the “PIPE Share Price”).

The Private Placement is anticipated to close on or about August 14, 2023, subject to the satisfaction of customary closing conditions. The Company anticipates receiving gross proceeds from the Private Placement of approximately $145.0 million. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes, including Archer’s continued development of its aircraft and related technology, as well as the build out of its manufacturing and test facilities.

In connection with the Private Placement, the Company’s executive officers and directors have agreed, subject to customary exceptions, to a lock-up with respect to their shares of Common and securities convertible or exchangeable for Common Stock for the later of 60 days and 30 days following the date of effectiveness of the Registration Statement (as defined below).

The foregoing description of the Subscription Agreements and Lock-up Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, the forms of which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors also entered into a Registration Rights Agreement, dated as of August 10, 2023 (the “Registration Rights Agreement”), providing for the registration for resale of the Private Placement Shares and shares of Common Stock underlying the Warrant (as defined below). The Company has agreed to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) promptly, and in any event within 10 days of the closing of the Private Placement, and to use commercially reasonable efforts to have the Registration Statement declared effective within 45 days following the closing of the Private Placement.

The Company has granted the Investors customary indemnification rights in connection with the Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Technology Collaboration and Dispute Resolution

On August 10, 2023, the Company, The Boeing Company (“Boeing”) and Wisk Aero LLC (“Wisk”) entered into an agreement that provides for, among other things, certain investments by Boeing into the Company, an autonomous flight collaboration between the parties, the issuance of certain warrants to Wisk, and resolution of the federal and state court litigation between the parties (the “Agreement”). As part of the Agreement, the Company agreed to designate Wisk as its exclusive provider of autonomous technology for future variants of Archer’s aircraft, with commercial terms to be established at a later date.

The Agreement is intended to facilitate the growth and development of the AAM industry. The Company’s goal is to be able to source autonomous technology from Wisk. This is an extension of the Company’s overall strategy of focusing the Company’s in-house research and development on only the key enabling technologies that cannot be sourced from the existing aerospace supply base.

As part of the parties’ collaboration, Boeing subscribed to purchase shares of Common Stock (the “First Boeing Investment”) in the Private Placement and received registration rights with respect to such shares of Common Stock and the shares of Common Stock underlying the Warrant (as defined below) pursuant to the Registration Rights Agreement. Boeing is making this investment to support the integration of Wisk’s autonomous technology in future variants of Archer’s aircraft.

In addition, upon the closing of the Private Placement, the Company has agreed to issue Wisk a warrant to purchase up to 13,176,895 shares of Common Stock with an exercise price of $0.01 per share (the “Warrant”). The Warrant shall vest and be exercisable as follows: (i) immediately as to 4,512,636 shares of Common Stock (the “Initial Vested Share Tranche”), and (ii) for up to 8,664,259 shares of Common Stock (the “Second Tranche”) as determined six months from entry into the Agreement (the “Specified Date”). The extent to which the Second Tranche vests is based on the value of the First Boeing Investment and the shares underlying the Initial Vested Share Tranche as of the Specified Date. The portion of the Warrant that does not vest in accordance with the foregoing shall be forfeited on the Specified Date. If the value of the shares underlying the First Boeing Investment and the Initial Vested Share Tranche, plus any shares that become vested pursuant to the Second Tranche, have a combined value of less than a certain amount specified in the Agreement on the Specified Date, Archer will be required to pay the balance, if any, in cash.

Wisk and Boeing agreed not to transfer any of the shares of Common Stock issued in the First Boeing Investment or the shares of Common Stock underlying the Warrant until the Specified Date.

In addition, at the Company’s election, Boeing has agreed to participate in a subsequent private placement of equity or equity-linked securities by the Company, if any, that occurs on or prior to the Specified Date (the “Second Boeing Investment”). Concurrently with the closing of the Second Boeing Investment, the Company would issue to Wisk a warrant to purchase a certain number of shares of Common Stock at an exercise price of $0.01 per share, in connection with Wisk’s autonomy insertion services into the Company’s aircraft.

The Agreement and Warrant will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2023, Archer Aviation Inc. (“Archer” or the “Company”) will hold a conference call regarding its financial results for the second quarter ended June 30, 2023. Archer also issued a letter to its stockholders (the “Shareholder Letter”) and a press release (the “Press Release”) announcing its financial results for the second quarter ended June 30, 2023. Copies of the Shareholder Letter and the Press Release are furnished herewith as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
Archer makes reference to non-GAAP financial information in both the Shareholder Letter and the Press Release. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter and the Press Release, as attached to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 and Item 8.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. In addition to such issuances, on August 10, 2023, the Company agreed to issue 1,985,559 shares of Common Stock to an outside vendor (the “Vendor”) in satisfaction of a portion of the Company’s outstanding payable to such Vendor. Based in part upon the representations of the Investors in the Subscription Agreements, Wisk in the Warrant, by Stellantis N.V. (“Stellantis”) in the Forward Purchase Agreement (as defined below), and by the Vendor, the offer and sale of the Private Placement Shares, the Warrant, and the shares of Common Stock issuable to Stellantis and the Vendor (all such issuance, collectively, the “Securities”) were each made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Securities did not involve a public offering and were made without general solicitation or general advertising. Each of the Investors, Wisk, Stellantis and the Vendor represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On August 10, 2023, the Company and Wisk jointly issued a press release titled “Wisk Aero, Archer, and Boeing Reach Agreement To Settle Litigation and Enter into Autonomous Flight Collaboration; Boeing Invests in Archer’s Latest Funding Round.” The press release is attached hereto as Exhibit 99.3.

In addition, attached as Exhibit 99.4 and incorporated herein by reference is the investor presentation, dated as of July 2023, used by the Company in meetings with the Investors with respect to the Private Placement, as described in this Current Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.3 and Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Stellantis Waiver

On August 10, 2023, Stellantis N.V. (“Stellantis”) waived certain conditions provided for in the Forward Purchase Agreement, dated January 3, 2023, by and between the Company and Stellantis (the “Forward Purchase Agreement”) relating to Milestone 2 (as defined in the Forward Purchase Agreement).

On the same date, the Company submitted an election notice to draw down the $70.0 million associated with Milestone 2, which equals 12,313,234 shares of Common Stock. Such shares of Common Stock issuable to Stellantis upon such election notice will be subject to satisfaction of customary closing conditions, including the submission of a filing pursuant to the Hart-Scott Rodino Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the estimated or anticipated future results and benefits of a collaboration between Wisk and Archer on an autonomous aircraft development program, the completion of a definitive collaboration agreement between Wisk and Archer, the ability to realize the expected benefits of an autonomous aircraft development program, the cost, timing and results of the Company’s development activities relating to autonomous aircraft, the ability to obtain regulatory approval of autonomous vehicles, the ability to obtain clearance under the Hart Scott Rodino Act for the investment by Stellantis, and other statements that are not historical facts. These statements are based on the current expectations of the management of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These statements are subject to a number of risks and uncertainties regarding the business of Archer and actual results may differ materially. These risks and uncertainties include, but are not limited to, Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; regulatory risks related to evolving laws and regulations in Archer’s industries; the inability of the parties to successfully or timely consummate the collaboration agreement, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the collaboration and those factors discussed in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement.
10.2	Form of Lock-up Agreement.
10.3	Form of Registration Rights Agreement.
99.1	Press Release issued by Archer Aviation Inc, dated August 10, 2023.
99.2	Letter to Shareholders, dated August 10, 2023.
99.3	Press release jointly issued by Archer Aviation Inc. and Wisk Aero LLC dated August 10, 2023.
99.4	Investor Presentation, dated as of July 2023.
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: August 10, 2023	By:	/s/ Andy Missan
	Name:	Andy Missan
	Title:	Chief Legal Officer